HARRIS INSIGHT FUNDS (TM)

                   Harris Insight Government Money Market Fund
                        Harris Insight Money Market Fund
                   Harris Insight Tax-Exempt Money Market Fund

                                 Service Shares

                         Supplement dated April 13, 2006
                       to the Prospectus dated May 1, 2005

The Board of Trustees of Harris Insight Funds Trust has authorized the conversion of the Service Shares class of shares of each of the Government Money Market Fund, Money Market Fund, and Tax-Exempt Money Market Fund (the "Money Market Funds") into N Shares of those Funds. The conversion will take place upon completion of the proposed transition to Phoenix Investment Counsel, Inc., as investment adviser to the Funds. The proposed transition is subject to shareholder approval. If the transition and certain other proposals are approved and other customary conditions to completion of the transition are satisfied or waived, it is anticipated that the transition will occur during the second calendar quarter of 2006. All Service Shares of the Money Market Funds outstanding on the conversion date will be converted to N Shares of those Funds. Holders of Service Shares will receive a current prospectus for N Shares of the Money Market Funds at or prior to time of conversion.

                                      * * *

Footnote 2 to the Fees and Expense Table on Page 12 is replaced in its entirety by the following footnote:

         2 Other expenses as stated above include a fee of up to 0.35% of average net assets for administration of a financial services program specific to the Service Shares class. That program is not offered to the Service Shares class, and the Service Shares class does not incur that expense.
                                      * * *

The paragraph entitled "Cash Management Programs" on page 18 is deleted in its entirety.


This Supplement replaces the Supplement dated October 19, 2005.



                                                                      HIF-1597